UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2008

CAPE FEAR BANK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-51513	20-3035898
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1117 Military Cutoff Road
Wilmington, North Carolina	28405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (910) 509-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on June 27, 2008, our Board of Directors approved an amendment to Section 3.2 of our Bylaws. Prior to the amendment, Section 3.2 fixed a minimum and maximum number of directors and provided that the actual number of directors constituting our Board would be not less than seven nor more than 21 as may be fixed or changed from time to time, within the above minimum and maximum numbers, by our Board or shareholders. As permitted by revisions to the North Carolina statutes, Section 3.2, as amended, now provides that the number of our directors will be the number fixed or changed from time to time by our Board, without a minimum or maximum number. The purpose of the amendment was to permit the Board to reduce the number of our directors and eliminate the vacancy on our Board resulting from the recent death of our director, Windell Daniels.

Item 9.01. Financial Statements and Exhibits

Exhibits. The following exhibit is furnished with this Report:

Exhibit No.	Exhibit Description
3.01	Text of Section 3.2 of our Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPE FEAR BANK CORPORATION (Registrant)

Date: June 27, 2008	By:	/S/ Betty V. Norris
Betty V. Norris Senior Vice President and Chief Financial Officer

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